Intangible assets	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about intangible assets [abstract]
Intangible assets	Intangible assets
The movements in intangible assets for the years ended December 31, 2024 and 2023 have been as follows:

(in €‘000)	Software and licenses	Internally developed software	Customer relationships	Goodwill	Total
Cost	6,606	14,133	6,560	10,724	38,023
Accumulated amortization and impairment	(2,323)	(10,821)	(231)	—	(13,375)
Carrying amount at January 1, 2023	4,283	3,312	6,329	10,724	24,648
Movements in 2023
Amortization	(1,395)	(1,845)	(395)	—	(3,635)
Carrying amount at December 31, 2023	2,888	1,467	5,934	10,724	21,013
Cost	6,606	14,133	6,560	10,724	38,023
Accumulated amortization and impairment	(3,718)	(12,666)	(626)	—	(17,010)
Carrying amount at December 31, 2023	2,888	1,467	5,934	10,724	21,013
Movements in 2024
Disposals	(855)	(7,175)	—	—	(8,030)
Amortization	(1,268)	(1,390)	(395)	—	(3,053)
Amortization of disposals	849	7,169	—	—	8,018
Impairments	(294)	—	(5,539)	—	(5,833)
Reclassifications	—	31	—	—	31
Carrying amount at December 31, 2024	1,320	102	—	10,724	12,146
Cost	5,751	6,989	6,560	10,724	30,024
Accumulated amortization and impairment	(4,431)	(6,887)	(6,560)	—	(17,878)
Carrying amount at December 31, 2024	1,320	102	—	10,724	12,146
Internally developed software
Internally developed software comprises the Group’s internally developed EV Cloud platform. As at December 31, 2024, the remaining amortization period was one to three years (December 31, 2023: one to three years, December 31, 2022: one to three years).
Customer relationships
The customer relationships were acquired as part of the acquisition of MOMA business combination (see Note 4 for details). They were recognized at their fair value at the date of acquisition and were subsequently carried at cost less accumulated amortization and accumulated impairment losses. Customer relationships were amortized on a straight-line basis over its useful life. At December 31, 2024, the future economic benefits expected to arise from the customer relationships' use was estimated to €nil, due to the loss of MOMA key customers for whom customer relationships were previously recognized as assets. These contract cancellations have led to the full impairment of the carrying value of the customer relationships. As such, this intangible asset was derecognized at December 31, 2024.
Any gain or loss arising on derecognition of this asset (determined as the difference between the net disposal proceeds and the carrying amount of the asset) was recorded in the consolidated statement of profit or loss upon derecognition.
Goodwill
Goodwill originated from the acquisition of MOMA as described in Note 4.
Impairment test for goodwill
For annual impairment testing, the Group allocated goodwill to groups of Cash-Generating Units ("CGUs"). The group of CGUs is the lowest level within the Group at which goodwill is monitored for internal management purposes. Goodwill is allocated and monitored by management at the level of the operating segment, which is the Company as a whole.
The Group tests whether goodwill has suffered any impairment on an annual basis or more frequently if indicators of potential impairment exist. For the goodwill impairment analysis the fair value less costs of disposal has been determined based on the market capitalization of the business using the tender price of Meridiam’s offer at July 30, 2024. This results in an overall fair value of approximately €425,000 thousand. The Group has then compared this amount to the net assets of the entity at the balance sheet date. At December 31, 2024, the Company concluded that this results in significant headroom such that the developments until the balance sheet date (including those as disclosed under Note 2.2 and Note 25) could not result in an impairment for the current fiscal year. As a result, it was concluded that there is no goodwill impairment as of December 31, 2024.